Exhibit 99.1

XCF Global Completes Business Combination with Southern Energy Renewables and

DevvStream, Creating Vertically Integrated Alternative Energy Platform

The combination brings together both today-and future technology alternative fuel production capability, biomass-to-fuels development and environmental-asset monetization to support domestic energy security, reduced carbon emissions and alternative uses for agricultural waste products.

●	With the closing of the business combination, XCF is updating its 2027 financial outlook to reflect gross product sales of $650 to 700 million, net revenue of $120- 130 million and EBITDA of $70-75 million.[1]

●	XCF believes that the combination will create meaningful shareholder value resulting from combined target 2030 annual gross product sales of more than $1.4 billion, net revenue of more than $400 million and EBITDA of more than $300m.

Houston, TX – October 16, 2026 – XCF Global Inc. (“XCF”) (Nasdaq: SAFX), a U.S.-based producer of renewable diesel and sustainable aviation fuel (“SAF”), today announced the completion of its previously announced all-stock business combination with Southern Energy Renewables Inc. (“Southern”) and DevvStream Corp. (“DevvStream”). Southern and DevvStream are now wholly owned subsidiaries of XCF, which remains the publicly traded parent company. Following the closing of the transaction, former Southern and DevvStream equity holders hold approximately 20.0% and 10.43%, respectively, of XCF’s outstanding common stock. In addition, Chad Langley, John Wharton and Carl Stanton joined the XCF board of directors in connection with the closing of the business combination, while Carter McCain stepped down as a director.

The combination creates a vertically integrated alternative energy platform combining both current and future technology pathways for renewable fuel production, biomass conversion and environmental-asset monetization. Southern complements XCF’s HEFA-based New Rise Renewables technology pathway utilizing domestic agricultural waste product feedstocks, with a future gasification technology pathway affording the utilization of even lower cost feedstocks to provide a portfolio of today and future technological capabilities to the company. Additionally, DevvStream brings capabilities to manage and monetize carbon credits, renewable fuel incentives and other environmental attributes, which represent a strategic internal competency for XCF given the revenue generated for the company from these features of its products. The combined platform is designed to source waste and biomass feedstocks regionally, produce fuels near end markets and support local jobs while serving global demand. Its renewable diesel, SAF, renewable methanol and environmental-asset pathways are intended to support aviation, marine, industrial and other hard-to-abate industries using existing infrastructure where possible.

[1]	Please refer to the important note regarding Non-GAAP Measures at the end of this press release for additional information regarding gross product sales. These targets are not projections and are forward-looking statements and are subject to the risks, uncertainties, and assumptions described under “Cautionary Note Regarding Forward-Looking Statements” below

“Today marks an important milestone for XCF as we bring together renewable fuel production, new technology pathways and environmental-asset optimization capabilities on one vertically integrated platform,” said Chris Cooper, Chief Executive Officer of XCF Global. “This combination expands our capabilities and supports our strategy to reduce emissions, enhance energy security and resilience, promote alternative uses for domestic agricultural resources, locate production closer to demand and pursue additional value across the alternative renewable fuels chain across our growing global markets. We’re excited for this next chapter of growth and development for XCF as we build a leader in the alternative fuel sector.”

About XCF Global, Inc.

XCF Global, Inc. is a U.S.-based producer of renewable diesel and SAF focused on decarbonizing transportation while supporting domestic fuel supply, energy security and alternative uses for agricultural waste products. Its New Rise Renewables Reno facility has permitted nameplate capacity of 38 – 40 million gallons per year. XCF trades on the Nasdaq Capital Market under the symbol SAFX. To learn more, visit xcf.global.

Contacts

XCF Global: Corporate Communications
media@xcf.global

Non-GAAP Measures Definitions & Reconciliations

This earnings release contains non-GAAP (accounting principles generally accepted in the United States of America) financial measures as defined by SEC Regulation G and indicated by a footnote in the text of this release. Definitions for the non-GAAP measures are provided below. Management believes these non-GAAP measures are a useful supplemental measure of operating performance because they eliminate the effects of financing and capital structure, tax jurisdictions, and non-cash depreciation and amortization expenses. However, these non-GAAP measures are not measures of financial performance under U.S. GAAP and should not be considered as an alternative to revenue or net income (loss) or any other measure of performance derived in accordance with U.S. GAAP.

Because not all companies use identical definitions or calculations, our presentation of these measures may not be comparable to similarly titled measures of other companies. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward-looking GAAP and non-GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

Gross product sales is a management estimate of the dollar value of the finished renewable fuel product sales in the end-customer markets. XCF believes that this is an important and relevant metric regarding the sales value of the company’s products when comparing XCF to other companies. Management defines this as the number of gallons of renewable fuel sold by the Company during a period multiplied by the average observed or derived price in the end-customer market for each product during a period, including government incentives, feedstock, processing and logistics. EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF’s expectations with respect to future performance, estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF’s expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF’s offtake arrangements; (4) XCF’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (5) XCF’s ability to integrate the operations of Southern and DevvStream on its anticipated timeline; (6) XCF’s ability to raise financing to fund its operations and business plan and the terms of any such financing; (7) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (8) the New Rise Reno production facility’s ability to continue producing renewable diesel in commercial quantities without interruption as the XCF advances its planned transition toward SAF production; (9) XCF’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (10) XCF’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (11) payment of fees, expenses and other costs related to the completion of the business combination; (12) the risk of disruption to the current plans and operations of XCF as a result of the consummation of the business combination; (13) XCF’s ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of XCF to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (14) changes in applicable laws or regulations; (15) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (16) the possibility that XCF may be adversely affected by other economic, business, and/or competitive factors; (17) the availability of tax credits and other federal, state or local government support; (18) risks relating to XCF’s key intellectual property rights, including the possible infringement of its intellectual property rights by third parties; (19) LOIs and MOUs may not advance to definitive agreements or commercial deployment; and (20) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Annual Report on Form 10-K, filed with the SEC on March 31, 2026, this press release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF’s expectations, plans or forecasts of future events and views as of the date of this press release. These forward-looking statements should not be relied upon as representing XCF’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF may elect to update these forward-looking statements at some point in the future, XCF specifically disclaims any obligation to do so.

3